                                                                      EXHIBIT 25



                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned director of Torchmark Corporation constitutes and appoints
R. K. Richey, Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Robert P. Davison
                                         ----------------------------
                                         Robert P. Davison
                                         Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned director of Torchmark Corporation constitutes and appoints
R. K. Richey, Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Joseph M. Farley
                                         ----------------------------
                                         Joseph M. Farley
                                         Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned director of Torchmark Corporation constitutes and appoints
R. K. Richey, Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Louis T. Hagopian
                                         ----------------------------
                                         Louis T. Hagopian
                                         Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned officer and director of Torchmark Corporation constitutes and appoints R. K. Richey, Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ C. B. Hudson
                                         ----------------------------
                                         C. B. Hudson
                                         Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned director of Torchmark Corporation constitutes and appoints
R. K. Richey, Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Joseph L. Lanier, Jr
                                         ----------------------------
                                         Joseph L. Lanier, Jr
                                         Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned director of Torchmark Corporation constitutes and appoints
R. K. Richey, Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Harold T. McCormick
                                         ----------------------------
                                         Harold T. McCormick
                                         Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned director of Torchmark Corporation constitutes and appoints
R. K. Richey, Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Joseph W. Morris
                                         ----------------------------
                                         Joseph W. Morris
                                         Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned director of Torchmark Corporation constitutes and appoints
R. K. Richey, Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ George J. Records
                                         ----------------------------
                                         George J. Records
                                         Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned officer and director of Torchmark Corporation constitutes and appoints Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ R. K. Richey
                                         ----------------------------
                                         R. K. Richey
                                         Chairman and Chief Executive Officer
                                          and Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned director of Torchmark Corporation constitutes and appoints
R. K. Richey, Keith A. Tucker, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Yetta G. Samford, Jr.
                                         ----------------------------
                                         Yetta G. Samford, Jr.
                                         Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned officer and director of Torchmark Corporation constitutes and appoints R. K. Richey, William T. Graves and Samuel E. Upchurch, Jr., and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Keith A. Tucker
                                         ----------------------------
                                         Keith A. Tucker
                                         Vice Chairman and Director
                                         Date: 12/22/93

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

    The undersigned officer and director of Torchmark Corporation constitutes and appoints R. K. Richey, Keith A. Tucker and William T. Graves, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for up to $300,000,000 aggregate principal amount of debt securities and preferred stock and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Samuel E. Upchurch, Jr.
                                         ----------------------------------
                                         Samuel E. Upchurch, Jr.
                                         Vice President, General Counsel &
                                          Secretary and Director
                                         Date: 12/22/93